Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES‑OXLEY ACT OF 2002
This Certification is intended to accompany the Annual Report of Dorman Products, Inc. (the "Company") on Form 10‑K for the period ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. To the best of their knowledge, the undersigned, in their respective capacities as set forth below, hereby certify that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kevin M. Olsen
Kevin M. Olsen
President and Chief Executive Officer
Date: February 27, 2026

/s/ David M. Hession
David M. Hession Senior Vice President and
Chief Financial Officer
Date: February 27, 2026